Marchex Reports Second Quarter 2008 Financial Results

SEATTLE, WA – August 5, 2008 - Marchex, Inc. (NASDAQ: MCHX, MCHXP), a local search and advertising company, today reported its results for the second quarter ended June 30, 2008.

Second Quarter 2008 Consolidated Financial Results

•	Revenue was $37.4 million for the second quarter of 2008, compared to $34.7 million for the same period of 2007.

•

GAAP net income applicable to common stockholders was $509,000 for the second quarter of 2008 or $0.01 per diluted share. This compares to GAAP net income applicable to common stockholders of $354,000 or $0.01 per diluted share for the same period of 2007. The second quarter 2008 results included non-cash stock-based compensation expense recorded under the fair value method of $2.7 million, compared to non-cash stock-based compensation expense of $2.3 million for the same period in 2007.

•

We provide a reconciliation of GAAP diluted EPS to Adjusted Non-GAAP EPS in the financial tables attached to this press release and encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures. Adjusted non-GAAP EPS for the second quarter of 2008 was $0.09, compared to $0.10 for the same period of 2007. Some Wall Street analysts use non-GAAP measures to analyze our operating results, which may include adjusted non-GAAP EPS, adjusted operating income before amortization and adjusted EBITDA. We present GAAP measures with equal or greater prominence than non-GAAP measures and such non-GAAP measures should not be considered a substitute for, or superior to, GAAP results.

•

Adjusted operating income before amortization was $5.4 million for the second quarter of 2008, compared to $6.4 million for the same period of 2007. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating income and GAAP net income is included in the financial tables attached to this release.

•

Adjusted EBITDA was $8.0 million in the second quarter of 2008, compared to $8.6 million for the same period of 2007. A reconciliation of operating income before taxes, depreciation, amortization and gain/loss on sales and disposals of intangible assets to GAAP net cash provided by operating activities is included in the financial tables attached to this release.

“Marchex’s execution on our local mission continues to drive growth in our business, which led to our positive financial results in the second quarter,” said Russell C. Horowitz, Marchex Chairman and CEO. “We remain laser-focused on making Marchex the most relevant integration point for connecting local advertisers - large and small - to consumers with local intent. Continued execution on our operational, strategic and financial goals will drive our growth for the balance of 2008 and beyond, and further position Marchex as a leader in the online local advertising market.”

Operating Highlights

Local Advertising Services: For the second quarter of 2008, revenue from Local Advertising Services was $20.8 million. In the second quarter, Marchex added more than 10,000 new advertisers through its local aggregator partnerships and direct sales channel. Marchex now has more than 75,000 advertisers using its products and services and, based on current growth rates, is ahead of pace to reach its previously stated goal of 100,000 advertisers using Marchex products and services by the end of 2009.

Local Search Network (proprietary traffic sources): For the second quarter of 2008, revenue from Marchex’s Local Search Network was $16.6 million. Additionally, Marchex attracted more than 32 million unique visitors for the month of June 2008 and delivered more than 125 million revenue-generating events and referrals in the second quarter. Unique visitor statistics are based on internal traffic logs, which calculate unique IP (Internet protocol) addresses on an unduplicated basis during a given month.

Non-Operating Highlights

Marchex today announced that it is increasing its stock repurchase program by 1 million shares. This allows Marchex to purchase up to a total of 6 million shares, which is up from the 5 million shares previously authorized, less shares repurchased to date.

During the second quarter of 2008, Marchex purchased 845,000 shares of its outstanding Class B common stock for a total price of $10.0 million, bringing its total shares repurchased under its stock repurchase program to 3.8 million shares, or 10% of its outstanding common stock.

Marchex Financial Guidance

The following forward-looking statements reflect Marchex’s expectations as of August 5, 2008.

Marchex is reiterating its guidance for fiscal year 2008 (Year ending December 31, 2008):

Revenue estimate:	$152 million or more
Adjusted operating income before amortization estimate:	$22 million or more

Adjusted EBITDA: For adjusted EBITDA, Marchex anticipates add-backs of $9 million or more in additional depreciation and amortization to its adjusted operating income before amortization range, implying an adjusted EBITDA of $31 million or more for 2008.

Guidance for third quarter 2008:

Revenue estimate:	$37.5 million to $38.5 million
Adjusted operating income before amortization estimate:	Approximately $5.5 million

Adjusted EBITDA: For adjusted EBITDA, Marchex anticipates add-backs of approximately $2.5 million in additional depreciation and amortization to its adjusted operating income before amortization range, implying an adjusted EBITDA of approximately $8.0 million for the third quarter 2008.

For the third quarter of 2008, Marchex anticipates revenue from proprietary traffic sources will be in a similar range to or slightly better than the second quarter of 2008.

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. EDT on Tuesday, August 5, 2008 to discuss its second quarter 2008 financial results and other company updates. To access the call by live Webcast, please log onto the Investor Relations section of the Marchex Web site (www.marchex.com/investors/earningsreleases.html). An archived version of the Webcast will also be available, beginning two hours after completion of the call, at the same location.

About Marchex, Inc.

Marchex (www.marchex.com) is a local search and advertising company. Marchex’s innovative advertising platform delivers search- and call-based marketing products and services for local and national advertisers. Marchex’s local search network, one of the largest online, helps consumers make better, more informed local decisions through its content-rich Web sites that reach tens of millions of unique visitors each month.

Forward Looking Statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues and other financial guidance, acquisitions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of August 5, 2008 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, Adjusted EBITDA and Adjusted non-GAAP EPS. Marchex also provides Pro Forma Revenue information for the three and six months ended June 30, 2007 and 2008 as if the VoiceStar acquisition in September 2007 occurred as of January 1, 2007.

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of acquired intangible assets. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA which excludes (1) any gain/loss on sales and disposals of intangible assets and (2) facility relocation as these are viewed as non-recurring in nature. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other non-cash and non-recurring expenses. Adjusted EBITDA represents income before interest, income taxes, depreciation, amortization, stock compensation expense, and gain/loss on sales of intangible assets. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations.

Adjusted non-GAAP EPS represents Adjusted Net Income divided by weighted average fully diluted shares outstanding for Adjusted non-GAAP EPS purposes. Adjusted Net Income generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain non-recurring items and represents net income (loss) available to common stockholders plus: (1) stock based compensation expense, (2) amortization of acquired intangible assets, (3) gain/loss on sales and disposals of intangible assets, (4) other income (expense), (5) facility relocation and less (6) discount on preferred stock redemption. Adjusted non-GAAP EPS includes dilution from options and warrants per the treasury stock method, includes the weighted average number of all potential common shares relating to convertible preferred stock and restricted stock and excludes the weighted average common share equivalents for redeemed preferred shares. Shares outstanding for Adjusted non-GAAP EPS purposes are therefore higher than shares outstanding for GAAP EPS purposes. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions and to evaluate a company’s operating performance compared to that of other companies in its industry.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. These non-GAAP terms, as defined by Marchex, may not be comparable to similarly titled measures used by other companies. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Marchex Investor Relations

Trevor Caldwell

Telephone: 206.331.3600

Email: ir(at)marchex.com

Marchex Public Relations

P. Kevin Horn

Telephone: 206.331.3474

Email: khorn(at)marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Three Months Ended June 30,
	2007	2008
Revenue	$34,665,637	$37,363,887

Expenses:
Service costs (1)	16,764,588	17,414,301
Sales and marketing (1)	7,112,929	7,896,035
Product development (1)	2,662,779	4,252,469
General and administrative (1)	4,057,643	5,074,875
Amortization of intangible assets from acquisitions	4,074,254	3,661,275
Facility relocation	121,124	—

Total operating expenses	34,793,317	38,298,955

Gain on sales and disposals of intangible assets, net	123,246	2,010,576

Income (loss) from operations	(4,434)	1,075,508
Interest income and other, net	748,314	133,080

Income before provision for income taxes	743,880	1,208,588
Income tax expense	412,978	733,229

Net income	330,902	475,359
Convertible preferred stock dividends and discount on preferred stock redemption, net	(23,482)	(33,697)

Net income applicable to common stockholders	$354,384	$509,056

Basic and diluted net income applicable to common stockholders	$0.01	$0.01
Shares used to calculate basic net income per share applicable to common stockholders	39,597,600	36,580,610
Shares used to calculate diluted net income per share applicable to common stockholders	40,534,319	37,504,686

(1) Includes stock-based compensation allocated as follows:
Service costs	$31,741	$86,087
Sales and marketing	89,800	326,004
Product development	450,692	396,289
General and administrative	1,770,488	1,860,856

Total	$2,342,721	$2,669,236

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Six Months Ended June 30,
	2007	2008
Revenue	$68,889,038	$74,406,214

Expenses:
Service costs (1)	32,005,816	36,301,616
Sales and marketing (1)	14,622,850	14,867,783
Product development (1)	5,260,435	8,439,573
General and administrative (1)	8,238,418	10,033,984
Amortization of intangible assets from acquisitions	8,597,388	7,713,637
Facility relocation	121,124	—

Total operating expenses	68,846,031	77,356,593

Gain on sales and disposals of intangible assets, net	155,510	2,155,267

Income (loss) from operations	198,517	(795,112)
Interest income and other, net	1,460,301	417,406

Income (loss) before provision for income taxes	1,658,818	(377,706)
Income tax expense	886,766	393,276

Net income (loss)	772,052	(770,982)
Convertible preferred stock dividends and discount on preferred stock redemption, net	(130,030)	(44,585)

Net income (loss) applicable to common stockholders	$902,082	$(726,397)

Basic and diluted net income (loss) per share applicable to common stockholders	$0.02	$(0.02)
Shares used to calculate basic net income (loss) applicable to common stockholders	39,382,979	37,121,849
Shares used to calculate diluted net income (loss) applicable to common stock holders	40,371,282	37,130,260

(1) Includes stock-based compensation allocated as follows:
Service costs	$150,276	$225,658
Sales and marketing	462,158	856,714
Product development	939,944	806,998
General and administrative	3,677,557	3,847,338

Total	$5,229,935	$5,736,708

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(unaudited)

	December 31, 2007	June 30, 2008
Assets
Current assets:
Cash and cash equivalents	$36,456,307	$28,978,958
Trade accounts receivable, net	18,307,386	22,407,461
Prepaid expenses and other current assets	2,118,390	3,553,256
Refundable taxes	1,693,695	1,538,255
Deferred tax assets	867,465	1,213,561

Total current assets	59,443,243	57,691,491
Property and equipment, net	7,357,903	6,727,401
Deferred tax assets	7,447,315	9,395,438
Intangibles and other assets, net	17,381,827	14,832,251
Goodwill	204,766,826	204,777,254
Intangible assets from acquisitions, net	23,797,231	16,071,848

Total assets	$320,194,345	$309,495,683

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$11,625,779	$13,525,119
Accrued expenses and other current liabilities	3,668,342	4,887,395
Deferred revenue	2,906,379	2,616,993

Total current liabilities	18,200,500	21,029,507
Other non-current liabilities	105,370	68,213

Total liabilities	18,305,870	21,097,720
Stockholders’ equity:
Convertible preferred stock	1,446,649	964,689
Class A common stock	113,717	112,217
Class B common stock	321,061	286,419
Treasury stock	(22,116,275)	(134,460)
Additional paid-in capital	329,835,529	295,683,672
Accumulated deficit	(7,712,206)	(8,514,574)

Total stockholders’ equity	301,888,475	288,397,963

Total liabilities and stockholders’ equity	$320,194,345	$309,495,683

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of Revenue to Pro Forma Revenue

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2008	2007	2008
Revenue, as reported	$34,665,637	$37,363,887	$68,889,038	$74,406,214
VoiceStar pro forma revenue	569,810	—	962,019	—

Pro forma Revenue	$35,235,447	$37,363,887	$69,851,057	$74,406,214

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Income (Loss) to Operating Income Before Amortization (OIBA) and

Adjusted Operating Income Before Amortization (Adjusted OIBA)

(unaudited)

	Three Months Ended June 30,
	2007	2008
Net income applicable to common stockholders	$354,384	$509,056
Convertible preferred stock dividends and discount on preferred stock redemption, net	(23,482)	(33,697)

Net income	330,902	475,359
Income tax expense	412,978	733,229

Income before provision for income taxes	743,880	1,208,588
Interest income and other, net	(748,314)	(133,080)

Income (loss) from operations	(4,434)	1,075,508
Stock-based compensation	2,342,721	2,669,236
Amortization of intangible assets from acquisitions	4,074,254	3,661,275

Operating income before amortization (OIBA)	6,412,541	7,406,019
Facility relocation	121,124	—
Gain on sales and disposals of intangible assets, net	(123,246)	(2,010,576)

Adjusted operating income before amortization (Adjusted OIBA)	$6,410,419	$5,395,443

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Income (Loss) to Operating Income Before Amortization (OIBA) and

Adjusted Operating Income Before Amortization (Adjusted OIBA)

(unaudited)

	Six Months Ended June 30,
	2007	2008
Net income (loss) applicable to common stockholders	$902,082	$(726,397)
Convertible preferred stock dividends and discount on preferred stock redemption, net	(130,030)	(44,585)

Net income (loss)	772,052	(770,982)
Income tax expense	886,766	393,276

Income (loss) before provision for income taxes	1,658,818	(377,706)
Interest income and other, net	(1,460,301)	(417,406)

Income (loss) from operations	198,517	(795,112)
Stock-based compensation	5,229,935	5,736,708
Amortization of intangible assets from acquisitions	8,597,388	7,713,637

Operating income before amortization (OIBA)	14,025,840	12,655,233
Facility relocation	121,124	—
Gain on sales and disposals of intangible assets, net	(155,510)	(2,155,267)

Adjusted operating income before amortization (Adjusted OIBA)	$13,991,454	$10,499,966

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

(unaudited)

	Three Months Ended June 30,
	2007	2008
Net cash provided by operating activities	$4,282,562	$4,552,353
Changes in asset and liabilities, net of effects of acquisitions	3,697,066	2,825,234
Provision for income taxes	412,978	733,229
Other item - facility relocation	17,106	1,663
Interest income and expense	(756,841)	(131,726)
Income and excess tax benefits related to stock options	953,773	20,380

Adjusted EBITDA	$8,606,644	$8,001,133

Net cash (used in) provided by investing activities	$(10,844,476)	$794,288

Net cash provided by (used in) financing activities	$1,387,221	$(10,819,969)

	Six Months Ended June 30,
	2007	2008
Net cash provided by operating activities	$16,760,683	$11,209,527
Changes in asset and liabilities, net of effects of acquisitions	(559,074)	4,478,712
Provision for income taxes	886,766	393,276
Other item - facility relocation	17,106	(2,972)
Interest income and expense	(1,463,544)	(415,551)
Income and excess tax benefits related to stock options	2,446,764	53,541

Adjusted EBITDA	$18,088,701	$15,716,533

Net cash used in investing activities	$(12,349,883)	$(83,043)

Net cash provided by (used in) financing activities	$3,375,636	$(18,603,833)

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Three Months Ended June 30,
	2007	2008
Adjusted Non-GAAP EPS	$0.10	$0.09

Net income per share applicable to common stockholders - diluted (GAAP EPS)	$0.01	$0.01
Shares used to calculate diluted net income per share applicable to common stockholders	40,534,319	37,504,686
Net income applicable to common stockholders	$354,384	$509,056
Discount on preferred stock redemption	(40,923)	(46,884)
Stock-based compensation	2,342,721	2,669,236
Facility relocation	121,124	—
Amortization of intangible assets from acquisitions	4,074,254	3,661,275
Gain on sales and disposals of intangible assets, net	(123,246)	(2,010,576)
Interest income and other, net	(748,314)	(133,080)
Estimated impact of income taxes	(1,895,669)	(1,214,728)

Adjusted Non-GAAP net income applicable to common stockholders	$4,084,331	$3,434,299

Adjusted Non-GAAP EPS	$0.10	$0.09

Shares used to calculate diluted net income per share applicable to common stockholders	40,534,319	37,504,686
Weighted average common share equivalents for redeemed preferred shares	(3,266)	(8,327)
Weighted average stock options and warrants and common shares subject to repurchase or cancellation (if applicable)	2,328,137	2,583,167

Shares used to calculate Adjusted Non-GAAP EPS	42,859,190	40,079,526

For Adjusted Non-GAAP EPS, the impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock on a treasury stock method basis.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Six Months Ended June 30,
	2007	2008
Adjusted Non-GAAP EPS	$0.21	$0.16

Net income (loss) per share applicable to common stockholders - diluted (GAAP EPS)	$0.02	$(0.02)
Shares used to calculate diluted net income (loss) per share applicable to common stockholders	40,371,282	37,130,260
Net income (loss) applicable to common stockholders	$902,082	$(726,397)
Discount on preferred stock redemption	(163,867)	(72,990)
Stock-based compensation	5,229,935	5,736,708
Facility relocation	121,124	—
Amortization of intangible assets from acquisitions	8,597,388	7,713,637
Gain on sales and disposals of intangible assets, net	(155,510)	(2,155,267)
Interest income and other, net	(1,460,301)	(417,406)
Estimated impact of income taxes	(4,154,741)	(3,397,604)

Adjusted Non-GAAP net income applicable to common stockholders	$8,916,110	$6,680,681

Adjusted Non-GAAP EPS	$0.21	$0.16

Shares used to calculate diluted net income (loss) per share applicable to common stockholders	40,371,282	37,130,260
Weighted average common share equivalents for redeemed preferred shares	(7,058)	(8,411)
Weighted average stock options and warrants and common shares subject to repurchase or cancellation (if applicable)	2,425,488	3,623,698

Shares used to calculate Adjusted Non-GAAP EPS	42,789,712	40,745,547

For Adjusted Non-GAAP EPS, the impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock on a treasury stock method basis.